UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01	Financial Statements and Exhibits.

The exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-219723) filed by Archer-Daniels-Midland Company with the Securities and Exchange Commission. On December 3, 2018, Archer-Daniels-Midland Company issued $400,000,000 aggregate principal amount of 3.375% Notes due 2022 (the “2022 Notes”) and $600,000,000 aggregate principal amount of 4.500% Notes due 2049 (the “2049 Notes” and together with the 2022 Notes, the “Notes”). This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities and Exchange Commission the documents and instruments attached hereto as exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated November 28, 2018

4.1	Form of 3.375% Notes due 2022

4.2	Form of 4.500% Notes due 2049

5.1	Opinion of Faegre Baker Daniels

23.1	Consent of Faegre Baker Daniels (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: December 3, 2018	By	/s/ D. Cameron Findlay
Name: D. Cameron Findlay Title: Senior Vice President, General Counsel and Secretary